UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 29, 2025

OCEANFIRST FINANCIAL CORP.

(Exact name of Registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

110 West Front Street, Red Bank, New Jersey 07701

(Address of principal executive offices)

(732) 240-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	OCFC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On December 29, 2025, OceanFirst Financial Corp., a Delaware corporation (“OceanFirst”), Flushing Financial Corporation, a Delaware corporation (“Flushing”), and Apollo Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of OceanFirst (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). On the terms and subject to the conditions set forth in the Merger Agreement, (a) Merger Sub will merge with and into Flushing, with Flushing continuing as the surviving entity (the “Merger”), (b) immediately following the Merger, Flushing will merge with and into OceanFirst, with OceanFirst continuing as the surviving entity (the “Second-Step Merger” and together with the Merger, the “Mergers”), and (c) on the day immediately following the Second-Step Merger, Flushing Bank, a New York chartered non-member bank and, prior to the Second-Step Merger, a wholly-owned subsidiary of Flushing (“Flushing Bank”), will merge with and into OceanFirst Bank, National Association, a national banking association and a wholly-owned subsidiary of OceanFirst (the “Bank”), with the Bank continuing as the surviving bank (the “Surviving Bank” and such merger, the “Bank Merger”).

The Merger Agreement was approved by the board of directors of OceanFirst (the “OceanFirst Board”) and the board of directors of Flushing (the “Flushing Board”). Subject to the receipt of requisite regulatory and stockholder approvals and satisfaction or waiver of other customary closing conditions, certain of which are described below, the parties anticipate that the Mergers, the Bank Merger and the accompanying Investment (as defined below) will close in the second quarter of 2026.

Merger Consideration

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Flushing issued and outstanding immediately prior to the Effective Time (“Flushing Common Stock”), subject to certain exceptions, will be converted into the right to receive 0.85 of a share (the “Exchange Ratio”) of common stock, par value $0.01 per share, of OceanFirst (“OceanFirst Common Stock” and such consideration, the “Merger Consideration”). Holders of Flushing Common Stock will also be entitled to receive cash in lieu of fractional shares of OceanFirst Common Stock.

Certain Governance Matters

The Merger Agreement provides that the board of directors of the Surviving Corporation (as defined in the Merger Agreement) will have seventeen directors, and of such directors (a) ten will be members of the OceanFirst Board as of immediately prior to the Effective Time (the “OceanFirst Directors”), (b) six will be members of the Flushing Board as of immediately prior to the Effective Time (the “Flushing Directors”), and (c) one will be an individual designated by Warburg (as defined below). Under the Merger Agreement, OceanFirst has agreed to nominate the OceanFirst Directors and Flushing Directors for re-election at the: (i) 2026 and 2027 annual meetings of OceanFirst stockholders, if the closing of the Mergers (the “Merger Closing”) occurs before the 2026 annual meeting of OceanFirst stockholders or (ii) 2027 and 2028 annual meetings of OceanFirst stockholders, if the Merger Closing occurs after the 2026 annual meeting of OceanFirst stockholders.

OceanFirst may decrease the size of the board at the 2027 and/or 2028 meeting by up to four directors, provided that the proportional representation between OceanFirst Directors and Flushing Directors is maintained following the decrease. If a Flushing Director is not elected at an annual meeting of OceanFirst stockholders at which OceanFirst is required to nominate the Flushing Directors for election, then that Flushing Director has the right to serve on the

OceanFirst advisory committee for up to two years (with compensation similar to other advisory committee members) and OceanFirst has agreed to increase the size of the OceanFirst Board and appoint a different person nominated by Flushing to such newly created seat on the OceanFirst Board.

Under the Merger Agreement, John R. Buran, the Chief Executive Officer of Flushing, will have the right to serve as the non-executive chairman of the OceanFirst Board for two years following the Merger Closing. Following such term or earlier resignation, retirement or disqualification, Christopher Maher, the Chief Executive Officer of OceanFirst, will be appointed as chairman of the OceanFirst Board for one year. Mr. Buran will also be nominated to the OceanFirst Board at each of the five annual meetings of OceanFirst stockholders following the Merger Closing.

The Merger Agreement also provides that, as of the Effective Time, the board of directors of the Surviving Bank (the “Surviving Bank Board”) will have the same directors as the board of directors of the Surviving Corporation (except for one additional director who will be a member of the board of directors of the Bank as of immediately prior to the Effective Time). Flushing Directors will be appointed to the Surviving Bank Board for as long as such Flushing Directors continue to serve on the OceanFirst Board.

The Merger Agreement further provides that, as of the Effective Time, (a) certain officers of Flushing will be appointed as additional officers of the Surviving Corporation and (b) the Surviving Corporation will retain Flushing’s current headquarters located in Uniondale, New York, which will serve as a hub for the Surviving Corporation’s operational presence in such geographic region.

Treatment of Flushing Equity Awards

The Merger Agreement provides that, at the Effective Time, each outstanding restricted stock unit award (each, a “Flushing RSU Award”) granted under the Flushing Financial Corporation 2014 Omnibus Incentive Plan or the Flushing Financial Corporation 2024 Omnibus Incentive Plan (collectively, the “Flushing Stock Plan”) that is not an Assumed Flushing RSU Award (as defined below), will become fully vested and will be cancelled and converted into the right to receive (i) a number of shares of OceanFirst Common Stock equal to the product of (A) the number of shares of Flushing Common Stock subject to such Flushing RSU Award immediately prior to the Effective Time (assuming achievement of the target level of performance for any Flushing RSU Award that is subject to performance-based vesting conditions for which the applicable performance period has not ended as of the Effective Time and the actual level of performance achieved for any Flushing RSU Award that is subject to performance-based vesting conditions for which the applicable performance period has ended prior to the Effective Time), multiplied by (B) the Exchange Ratio, and (ii) an amount in cash equal to the accrued dividend equivalent payments (if any) with respect to such Flushing RSU Award.

The Merger Agreement further provides that each outstanding Flushing RSU Award granted under the Flushing Stock Plan after December 29, 2025, including any such Flushing RSU Award that is subject to performance-based vesting conditions (each, an “Assumed Flushing RSU Award”), will, at the Effective Time, convert into a service-based restricted stock unit award of OceanFirst (an “OceanFirst RSU Award”), subject to the same terms and conditions applicable to such Assumed Flushing RSU Award immediately prior to the Effective Time, including with respect to service-based vesting conditions, “double-trigger” change in control accelerated vesting, and dividend equivalents, but not any performance conditions or performance-based vesting. The number of shares of OceanFirst Common Stock subject to each OceanFirst RSU Award will equal the product of (a) the number of shares of Flushing Common Stock subject to such Assumed Flushing RSU Award immediately prior to the Effective Time (assuming, in the case of any Assumed Flushing RSU Award that is subject to performance-based vesting, that performance was achieved at the target level of performance), multiplied by (b) the Exchange Ratio.

Certain Other Terms and Conditions of the Merger Agreement

The Merger Agreement contains certain customary representations and warranties from each of OceanFirst and Flushing. In addition, each of Flushing and OceanFirst has agreed to certain customary pre-closing covenants, including covenants to operate its business in the ordinary course in all material respects and to refrain from taking certain actions without the other party’s consent. Each party has agreed to additional covenants, including, among others, covenants relating to (a) in the case of OceanFirst, its obligation to call a meeting of its stockholders to approve the issuance of shares of the OceanFirst Common Stock pursuant to the Merger Agreement and the Investment

Agreement (as defined below) (the “Share Issuance”), and, subject to certain exceptions, the obligation of the OceanFirst Board to recommend that its stockholders approve the Share Issuance, (b) in the case of Flushing, its obligation to call a meeting of its stockholders to adopt the Merger Agreement, and, subject to certain exceptions, the obligation of the Flushing Board to recommend that its stockholders adopt the Merger Agreement, and (c) mutual non-solicitation obligations related to alternative acquisition proposals.

The completion of the Merger is subject to the satisfaction or waiver of certain customary closing conditions, including (a) adoption of the Merger Agreement by the requisite vote of the Flushing stockholders and the approval of the Share Issuance by the requisite vote of the OceanFirst stockholders, (b) authorization for listing on the NASDAQ Global Select Market of the shares of OceanFirst Common Stock to be issued in the Share Issuance, subject to official notice of issuance, (c) the receipt of the requisite regulatory approvals from the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the New York Department of Financial Services, (d) no governmental entity having imposed, and no requisite regulatory approval containing a Materially Burdensome Regulatory Condition (as defined in the Merger Agreement), (e) effectiveness of the registration statement on Form S-4 to be filed with the Securities and Exchange Commission (the “SEC”) by OceanFirst in connection with the transactions contemplated by the Merger Agreement and no stop order suspending the effectiveness of the S-4 shall have been issued and no proceedings for such purpose shall have been initiated or threatened by the SEC and not withdrawn, (f) the absence of any order, injunction, decree or other legal restraint preventing the completion of the transactions contemplated by the Merger Agreement or any law making the completion thereof illegal and (g) the Investment Closing (as defined below) occurring concurrently with the Merger Closing. Each party’s obligation to complete the Merger is also subject to certain additional conditions, including (i) subject to certain materiality thresholds, the accuracy of the representations and warranties of Flushing, in the case of OceanFirst and Merger Sub, and OceanFirst and Merger Sub, in the case of Flushing, (ii) performance in all material respects by Flushing, in the case of OceanFirst and Merger Sub, and OceanFirst and Merger Sub, in the case of Flushing, of its respective obligations under the Merger Agreement (subject to certain exceptions), and (iii) receipt by such party of an opinion from its counsel to the effect that the Merger and Second-Step Merger, taken together will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both OceanFirst and Flushing. The Merger Agreement also provides that a termination fee of approximately $21.4 million will be payable by Flushing or OceanFirst, as applicable, upon termination of the Merger Agreement under certain circumstances.

The Merger Agreement provides that OceanFirst will be required to pay Flushing a termination fee of approximately $46.3 million under certain circumstances if the Merger Agreement is terminated pursuant to the terms of the Merger Agreement in the event the Investment (defined below) is not consummated under certain circumstances.

Voting Agreements

Concurrently with its entry into the Merger Agreement, OceanFirst entered into voting agreements with each member of the Flushing Board and certain officers of Flushing (the “Voting Agreements”). The Voting Agreements require, among other things, that each of the directors and officers party thereto (in such directors’ and officers’ capacity as stockholders only) (a) vote all of the shares of Flushing Common Stock owned by them: (i) in favor of the adoption of the Merger Agreement and (ii) against alternative transactions or other proposals that could prevent or materially and adversely affect the consummation of the Merger, and (b) not, directly or indirectly, assign, sell, transfer or otherwise dispose of their shares of Flushing Common Stock, subject to certain exceptions, including a change in recommendation by the Flushing Board that is permitted under the terms of the Merger Agreement. The members of the OceanFirst Board and certain officers of OceanFirst entered into voting agreements with Flushing (in such directors’ and officers’ capacity as stockholders only), which included similar covenants to the Voting Agreements.

Investment Agreement

Concurrently with its entry into the Merger Agreement, OceanFirst entered into an investment agreement, dated December 29, 2025, with affiliates of funds managed by Warburg Pincus LLC (“Warburg” and such agreement, the “Investment Agreement”). Pursuant to the Investment Agreement, on the terms and subject to the conditions set forth therein, concurrently with the Merger Closing, (a) Warburg will invest an aggregate of $225 million in exchange for the sale and issuance of (i) approximately 9.7 million shares of OceanFirst Common Stock, at $19.76 per share of OceanFirst Common Stock, and (ii) 1,700 shares of a new class of OceanFirst non-voting, common-equivalent stock

(“NVCE Stock”) representing the economic equivalent of approximately 1.7 million shares of OceanFirst Common Stock, at $19,760 per share of NVCE Stock, and (b) OceanFirst will issue to Warburg a warrant to purchase shares of NVCE Stock representing the economic equivalent of approximately 11.4 million shares of OceanFirst Common Stock with an exercise price of $19,760 per share of NVCE Stock (the “Warrant” and, together with clause (a), the “Investment”).

Transfer Restrictions

From and after the closing of the Investment (the “Investment Closing”), Warburg is prohibited from transferring any securities acquired pursuant to the Investment Agreement to certain activist investors, competitors of OceanFirst and/or sanctioned parties, subject to certain exceptions.

Indemnification

Pursuant to the Investment Agreement, OceanFirst and Warburg agree to indemnify the other and their affiliates from and against all losses (subject to certain exceptions) directly resulting from (a) any inaccuracy in or breach of any representation or warranty of such party set forth in the Investment Agreement or (b) such party’s breach of any of its agreements or covenants in the Investment Agreement, in each case, subject to certain limitations. Additionally, Warburg agrees to indemnify OceanFirst for certain potential withholding obligations related to any dividends deemed to be received by Warburg in respect of the Warrant.

Additional Warburg Rights and Covenants

Pursuant to the Investment Agreement, after the Investment Closing, Warburg will be entitled to nominate one representative to be appointed to the OceanFirst Board, so long as Warburg owns at least the lesser of (a) 5% of the outstanding shares of OceanFirst Common Stock (on an as-converted basis) and (b) 50% of the OceanFirst Common Stock (on an as-converted basis, excluding any shares of OceanFirst Common Stock underlying the Warrant) that Warburg beneficially owns immediately following the Investment Closing (such time, the “Director Rights Period”).

During the Director Rights Period, Warburg and its affiliates will be subject to standstill obligations with respect to OceanFirst.

Certain Other Terms and Conditions of the Investment Agreement

The Investment Agreement contains customary representations, warranties and agreements of each party. The Investment Closing is conditioned on, among other things, (a) the concurrent closing of the Merger, (b) filing of a Certificate of Designations with the Delaware Secretary of State in respect of the NVCE Stock (the “Certificate of Designations”), (c) Warburg receiving oral confirmation from the Board of Governors of the Federal Reserve System that its investment will not result in it being deemed to have “control” of OceanFirst for purposes of the BHC Act or CIBC Act (each as defined in the Investment Agreement) and (d) other customary closing conditions.

Certificate of Designations

In connection with the Investment Closing, OceanFirst will file the Certificate of Designations with the Delaware Secretary of State to create, out of OceanFirst’s authorized but unissued preferred stock, the NVCE Stock. Subject to any applicable transfer restrictions in the Investment Agreement, each share of NVCE Stock will automatically convert into 1,000 shares of OceanFirst Common Stock, subject to certain adjustments, when transferred (a) to OceanFirst, (b) in a widespread public distribution, (c) in a transfer in which no transferee (or group of associated transferees) would receive 2% or more of the outstanding securities of any class of voting securities of OceanFirst or (d) to a purchaser that would control more than 50% of every class of voting securities of OceanFirst without any transfer from such holder of the NVCE Stock.

Each share of NVCE Stock will be entitled to receive, when, as and if declared by the OceanFirst Board, all cash dividends or distributions made in respect of the shares of OceanFirst Common Stock, at the same time and on the same terms as holders of OceanFirst Common Stock, subject to certain adjustments.

Subject to certain customary exceptions, the NVCE Stock will not have any voting rights and will rank pari passu with OceanFirst Common Stock. OceanFirst will not have redemption rights with respect to the NVCE Stock.

Warrant

Pursuant to the Investment Agreement, OceanFirst has agreed to issue a Warrant to Warburg to purchase approximately 11,400 shares of NVCE Stock, representing the economic equivalent of approximately 11.4 million shares of OceanFirst Common Stock, subject to customary anti-dilution adjustments provided under the Warrant. The Warrant carries a term of seven years and can be exercised voluntarily following the third anniversary of the Investment Closing. The Warrant can also be voluntarily exercised prior to the third anniversary of the Investment Closing, (A) in the event the market price of OceanFirst Common Stock reaches or exceeds $30 per share at the closing of any trading day or (B) in connection with certain change of control transactions involving OceanFirst. The Warrant is subject to mandatory exercise, at any time, in the event the market price of OceanFirst Common Stock reaches or exceeds $30 per share for a certain number of trading days over a specified period. In the event of a change of control transaction where less than 90% of the consideration in such transaction is comprised of equity securities traded on the NASDAQ or NYSE, Warburg will be entitled to receive additional shares if it exercises the Warrant in connection with such transaction.

Registration Rights Agreement

The Investment Agreement contemplates that, at the Investment Closing, OceanFirst will enter into a Registration Rights Agreement with Warburg (the “Registration Rights Agreement”), pursuant to which OceanFirst will provide customary registration rights to Warburg and its affiliates and certain permitted transferees with respect to the shares of OceanFirst Common Stock purchased under the Investment Agreement, and shares of OceanFirst Common Stock issued upon the conversion of shares of the NVCE Stock purchased under the Investment Agreement or issued upon the exercise of the Warrants. Under the Registration Rights Agreement, Warburg will be entitled to customary S-3 shelf registration rights, “demand” registrations and “piggyback” registration rights, in each case, subject to certain limitations as set forth in the Registration Rights Agreement. The Registration Rights Agreement will provide that OceanFirst will pay certain expenses relating to such registrations and indemnify the registration rights holders against (or make contributions in respect of) certain liabilities which may arise under the Securities Act of 1933, as amended (the “Securities Act”).

Exhibits

The foregoing descriptions of the Merger Agreement, the Voting Agreements and the Investment Agreement (including the forms of the Certificate of Designations, Warrants and Registration Rights Agreement included as exhibits thereto) (collectively, the “Transaction Agreements”) and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the full text of such agreements, copies of which are attached to this Current Report on Form 8-K as Exhibit 2.1, Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference. The Transaction Agreements have been included to provide investors with information regarding their respective terms. The Transaction Agreements are not intended to provide any other factual information about OceanFirst, Flushing or their affiliates. The representations, warranties, covenants and agreements contained in the Transaction Agreements, and the other documents related thereto, were made only for purposes of such agreements as of the specific dates therein, were solely for the benefit of the parties to such agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to such Transaction Agreements, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Transaction Agreements and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the applicable Transaction Agreement, which subsequent information may or may not be fully reflected in OceanFirst’s public disclosures. The Transaction Agreements should not be read alone, but should instead be read in conjunction with the other information regarding OceanFirst, Flushing, Warburg and each of their respective affiliates or their respective businesses, the summaries of the Transaction Agreements and the transactions contemplated thereby that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of OceanFirst and Flushing and a prospectus of OceanFirst, as well as in the Forms 10-K, Forms 10-Q and other filings that each of OceanFirst and Flushing makes with the SEC.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuances of the shares pursuant to the Investment Agreement of OceanFirst Common Stock, NVCE Stock, the Warrant and shares issued pursuant to exercise of the Warrant are intended to be exempt from registration under the Securities Act, by virtue of the exemption provided by Section 4(a)(2) of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of December 29, 2025 by and among OceanFirst Financial Corp., Flushing Financial Corporation and Apollo Merger Sub Corp.*

10.1	Form of Voting Agreement

10.2	Investment Agreement, dated December 29, 2025, by and between OceanFirst, Inc. and affiliates of funds managed by Warburg Pincus LLC*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between OceanFirst and Flushing and the proposed investment by Warburg in equity securities of OceanFirst. Forward-looking statements may be identified by the use of the words such as “ estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “could,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between OceanFirst and Flushing and the proposed investment by Warburg, including statements as to the expected timing, completion and effects of the proposed transaction. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of OceanFirst’s and Flushing’s management and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, may differ from assumptions and many are beyond the control of OceanFirst and Flushing. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including obtaining the requisite OceanFirst and Flushing stockholder approvals or the necessary regulatory approvals (and the risk that such regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between OceanFirst and Flushing; (iv) the inability to obtain alternative capital in the event it becomes necessary to complete the proposed transaction; (v) the effect of the announcement or pendency of the proposed transaction on OceanFirst’s and Flushing’s business relationships, operating results and business generally; (vi) risks that the proposed transaction disrupts current plans and operations of OceanFirst and Flushing; (vii) potential difficulties in retaining OceanFirst and Flushing customers and employees as a result of the proposed transaction; (viii) OceanFirst’s and Flushing’s estimates of its financial performance; (ix) changes in general economic, political, or industry conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; (x) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; (xi) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including the effectiveness of OceanFirst’s and Flushing’s underwriting practices and the risk of fraud; (xii) fluctuations in the demand for loans; (xiii) the ability to develop and maintain a strong core deposit base or other low cost funding sources necessary to fund OceanFirst’s and Flushing’s activities particularly in a rising or high interest rate environment; (xiv) the rapid withdrawal of a significant amount of deposits over a short period of time; (xv) results of examinations by regulatory authorities of OceanFirst or Flushing and the possibility that any such regulatory authority may, among other things, limit OceanFirst’s or Flushing’s business activities, restrict OceanFirst’s or Flushing’s ability to invest in certain assets, refrain from issuing an approval or non-objection to certain capital or other actions, increase OceanFirst’s or Flushing’s allowance for credit losses, result in write-downs of asset values, restrict OceanFirst’s or Flushing’s ability or that of OceanFirst’s or Flushing’s bank subsidiary to pay dividends, or impose fines, penalties or sanctions; (xvi) the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; (xvii) changes in the markets in which OceanFirst and Flushing compete, including with respect to the competitive landscape, technology evolution or regulatory changes; (xiii) changes in consumer spending, borrowing and saving habits; (xix) slowdowns in securities trading or shifting demand for security trading products; (xx) the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; (xxi) legislative or regulatory changes; (xxii) changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs, (xxiii) impact of operating in a highly competitive industry; (xxiv) reliance on third party service providers; (xxv) competition in retaining key employees; (xxvi) risks related to data security and privacy, including the impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (xxvii) changes to accounting principles and guidelines; (xxiii) potential litigation relating to the proposed transaction that could be instituted against OceanFirst, Flushing or their respective directors and officers, including the effects of any outcomes related thereto; (xxix) volatility in the trading price of OceanFirst’s or Flushing’s securities; (xxx) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xxxi) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected expenses, factors or events; (xxxii) the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where OceanFirst and Flushing do business; and (xxxiii) the dilution caused by OceanFirst’s issuance of additional shares of its capital stock in connection with the transaction. The foregoing list of factors is not exhaustive. All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above.

You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of OceanFirst’s registration statement on Form S-4 that will contain a joint proxy statement/prospectus discussed below, when it becomes available, and other documents filed by OceanFirst or Flushing from time to time with the SEC. These filings do and will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that neither OceanFirst nor Flushing presently knows or that OceanFirst or Flushing currently believes are immaterial that could also cause actual events and results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect OceanFirst’s and Flushing’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. OceanFirst and Flushing anticipate that subsequent events and developments will cause OceanFirst’s and Flushing’s assessments to change. While OceanFirst and Flushing may elect to update these forward-looking statements at some point in the future, OceanFirst and Flushing specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing OceanFirst’s and Flushing’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Forward-looking statements speak only as of the date they are made. Neither OceanFirst nor Flushing gives any assurance that either OceanFirst or Flushing, or the combined company, will achieve the results or other matters set forth in the forward-looking statements.

Additional Information and Where to Find It

This Current Report on Form 8-K is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of OceanFirst, Flushing or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

This Current Report on Form 8-K relates to the proposed transaction between OceanFirst and Flushing and the proposed investment in OceanFirst by Warburg Pincus. OceanFirst intends to file a registration statement on Form S-4 with the SEC, which will include a preliminary joint proxy statement/prospectus to be distributed to holders of OceanFirst’s common stock and Flushing’s common stock in connection with OceanFirst’s and Flushing’s solicitation of proxies for the vote by OceanFirst’s stockholders and Flushing’s stockholders with respect to the proposed transaction. After the registration statement has been filed and declared effective, OceanFirst and Flushing will mail a definitive joint proxy statement/prospectus to their respective stockholders that, as of the applicable record date, are entitled to vote on the matters being considered at the OceanFirst stockholder meeting and at the Flushing stockholder meeting, as applicable. OceanFirst or Flushing may also file other documents with the SEC regarding the proposed transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AND THE DEFINITIVE VERSIONS THEREOF (WHEN THEY BECOME AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement, the joint proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by OceanFirst or Flushing through the website maintained by the SEC at www.sec.gov.

The documents filed by OceanFirst or Flushing with the SEC also may be obtained free of charge at OceanFirst’s or Flushing’s website at https://ir.oceanfirst.com/, under the heading “Financials” or https://investor.flushingbank.com/, under the heading “Financials”, respectively, or upon written request to OceanFirst, Attention: Investor Relations, 110 West Front Street, Red Bank, New Jersey 07701 or Flushing, Attention: Investor Relations, 220 RXR Plaza, Uniondale, New York 11556, respectively.

Participants in Solicitation

OceanFirst and Flushing and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from OceanFirst’s stockholders or Flushing’s stockholders in connection with the proposed transaction under the rules of the SEC. OceanFirst’s stockholders, Flushing’s stockholders and other interested persons will be able to obtain, without charge, more detailed information regarding the names, affiliations and interests of directors and executive officers of OceanFirst and Flushing in OceanFirst’s registration statement on Form S-4 that will be filed, as well other documents filed by OceanFirst or Flushing from time to time with the SEC. Other information regarding persons who may, under the rules of the SEC, be deemed the participants in the proxy solicitation of OceanFirst’s or Flushing’s stockholders in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the preliminary joint proxy statement/prospectus and will be contained in other relevant materials to be filed with the SEC regarding the proposed transaction (if and when they become available). You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by OceanFirst or Flushing will also be available free of charge from OceanFirst or Flushing using the contact information above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.
Date: January 5, 2026
/s/ Patrick S. Barrett
Patrick S. Barrett
Senior Executive Vice President and Chief Financial Officer